UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  November 10, 2008 (November 7, 2008)
Centennial Communications Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19603	06-1242753
(Commission File Number)	(IRS Employer Identification No.)
3349 Route 138
Wall, New Jersey 07719
(Address of principal executive offices, including zip code)
(732) 556-2200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: JOINT PRESS RELEASE
EX-99.2: EMPLOYEE Q&A

Item 8.01. Other Events.
On November 7, 2008, AT&T Inc., a Delaware corporation (“AT&T”) and Centennial Communications Corp., a Delaware corporation (the “Company”) issued a joint press release concerning their entry into an Agreement and Plan of Merger, dated as of November 7, 2008, by and between the Company, AT&T and Independence Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of AT&T. Also on November 7, 2008, the Company issued a Q&A to employees. Copies of the press release and employee Q&A are attached to this Current Report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
          99.1 Joint Press Release of AT&T Inc. and Centennial Communications Corp. dated November 7, 2008
          99.2 Employee Q&A of Centennial Communications Corp. dated November 7, 2008

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL COMMUNICATIONS CORP.
Date: November 10, 2008	By:	/s/ Tony L. Wolk
Tony L. Wolk
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of AT&T Inc. and Centennial Communications Corp. dated November 7, 2008

99.2	Employee Q&A of Centennial Communications Corp. dated November 7, 2008